SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (date of earliest event report) July 15, 2005
Wachovia National Bank
(as Representative under a Sale and
Servicing Agreement dated as of February 28, 1999 providing for the issuance of Wachovia SBA Lending, Inc., Series 1999-1) and each of the Originators listed on Schedule A attached hereto.
(Exact name of registrant as specified in its charter)

*	333-32775	*

State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	ID Number)
c/o Wachovia National Bank, 401 South Tryon Street – NC1179 Charlotte, NC 28288

(Address of principal executive officer)
Registrant’s Telephone Number, including area code: (916) 787-9150

(Former name or former address, if changed since last report)
* See Schedule A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Attached herein as Exhibit 20.1 hereto is a copy of the Monthly Statements sent to the Class A, Class M, and Class B Certificate holders with respect to the July 15, 2005 Remittance Date.
Item 9.01 Financial Statements and Exhibits
Item 601 (a) of Regulation
S-K Exhibit Number
20.1	Monthly Statements to the Class A, Class M, and Class B Certificate holders with respect to the July 15, 2005 Remittance Date.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.
WACHOVIA NATIONAL BANK

By: \s\ Stephanie Hartson
Name: Stephanie Hartson
Title: Assistant Vice President	Dated: July 15, 2005

Exhibit Index
20.1	Monthly Statements sent to the Class A, Class M, and Class B Certificate holders with respect to the July 15, 2005 Remittance Date.

Schedule A

	State of	IRS Employer
Registrant	Incorporation	ID Number
TMS Mortgage Inc.	New Jersey	22-3217781
The Money Store/D.C. Inc.	D.C.	22-2133027
The Money Store/Kentucky Inc.	Kentucky	22-2459832
The Money Store Home Equity Corp.	Kentucky	22-2522232
The Money Store/Minnesota Inc.	Minnesota	22-3003495